SPECTRASCIENCE, INC.
                             AMENDED 2001 STOCK PLAN


                 SECTION 1. GENERAL PURPOSE OF PLAN; DEFINITIONS

         The name of this plan is the SPECTRAScience, Inc. Amended 2001 Stock Plan (the "Plan"). The purpose of the Plan is to enable SPECTRAScience, Inc. (the "Company") and its Subsidiaries to retain and attract executives, key employees (whether full or part-time), consultants and non-employee directors who contribute to the Company's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.

         For purposes of the Plan, the following terms shall be defined as set forth below:

         (a)      "BOARD" means the Board of Directors of the Company.

         (b) "CAUSE" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company.

         (c)      "CODE" means the Internal Revenue Code of 1986, as amended.

         (d) "COMMITTEE" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

         (e) "COMPANY" means, SPECTRAScience, Inc., a corporation organized under the laws of the State of Minnesota (or any successor corporation).

         (f)      "DISABILITY"   means   permanent   and  total   disability  as
                  determined by the Committee.

         (g) "EARLY RETIREMENT" means retirement, with consent of the Committee at the time of retirement, from active employment with the Company and any Subsidiary or Parent Corporation of the Company.

         (h) "FAIR MARKET VALUE" means the value of the Stock on a given date as determined by the Committee in accordance with the applicable Treasury Department regulations under Section 422 of the Code with respect to "incentive stock options."

         (i) "INCENTIVE STOCK OPTION" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.


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         (j)      "NON-QUALIFIED  STOCK  OPTION"  means any Stock Option that is not an Incentive Stock Option.

         (k) "NON-EMPLOYEE DIRECTOR" shall have the meaning set forth in Rule 16b-3 under the Securities Exchange Act of 1934, or any successor definition adopted by the Securities and Exchange Commission.

         (1) "NORMAL RETIREMENT" means retirement from active employment with the Company, any Subsidiary or Parent Corporation of the Company on or after age 65.

         (m) "PARENT CORPORATION" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         (n)      "RETIREMENT" means Normal Retirement or Early Retirement.

         (o) "STOCK" means the Common Stock, $.01 par value per share, of the Company.

         (p) "STOCK APPRECIATION RIGHT" means the right pursuant to an award granted under Section 6 below to surrender to the Company all or a portion of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option or such portion thereof is surrendered, of the shares of Stock covered by such Stock Option or such portion thereof, and (ii) the aggregate exercise price of such Stock Option or such portion thereof.

         (q) "STOCK OPTION" means any option to purchase shares of Stock granted pursuant to Section 5 below.

         (r) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                            SECTION 2. ADMINISTRATION

         The Plan shall be administered by the Board of Directors or by a Committee of not less than two directors, the majority of whom are Non-Employee Directors, who shall be appointed by the Board of Directors of the Company and who shall serve at the pleasure of the Board.

         The Committee shall have the power and authority to grant to eligible persons, pursuant to the terms of the Plan: (A) Stock Options or (B) Stock Appreciation Rights.

         In particular, the Committee shall have the authority:


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                  (i) to select  the  officers  and other key  employees  of the
         Company or its Subsidiaries, and consultants and other persons having a contractual relationship with the Company or its Subsidiaries, to whom Stock Options and/or Stock Appreciation Rights may from time to time be granted hereunder;

                  (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options or Stock Appreciation Rights, or a combination of the foregoing, are to be granted hereunder;

                  (iii) to determine the number of shares to be covered by each such award granted hereunder;

                  (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, any restriction on any Stock Option or other award and/or the shares of Stock relating thereto) and to amend such terms and conditions (including, but not limited to, any amendment which accelerates the vesting of any award); and

                  (v)to determine whether, to what extent, and under what circumstances, Stock Options may be exercised following termination of employment.

         The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may delegate its authority to the President and/or the Chief Executive Officer of the Company for the purpose of selecting employees who are not officers of the Company for purposes of (i) above.

         All decisions made by the Committee pursuant to the provisions of the Plan shall be final and bi ding on all persons, including the Company and Plan participants.

                     SECTION 3. SHARES AVAILABLE FOR OPTIONS

         (a) It is the intention of the Company to reserve and have available for the Plan a number of shares of Stock equal to 15% of the number of shares of Stock issued and outstanding at any time. This 15% amount is referred to as the "Reserved Shares" and shall include shares which are subject to outstanding Stock Options and those which are available for future grant. Subject to adjustment as provided in Section 3(e), the number of Reserved Shares under the Plan at any given time shall equal 15% of the number of shares of Stock then issued and outstanding.

         (b)  If  any  Stock  that  is  subject  to  a  Stock  Option  or  Stock
Appreciation Right is forfeited, settled in cash, expires, or is otherwise terminated without issuance of Stock, such Stock shall again be available for grant under the Plan.

         (c) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Stock, such adjustments and other substitutions shall be made to


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the Plan and to outstanding awards as the Committee in its sole discretion deems equitable or appropriate, including without limitation, adjustments in the aggregate number, class and kind of securities or other consideration which may be delivered under the Plan, in the aggregate or to any one participant; in the number, class, or kind of securities and the option or exercise price of
securities   subject  to  outstanding  Stock  Options  granted  under  the  Plan
(including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company); provided, however, that the number of securities subject to any individual Stock Option or Stock Appreciation Right shall always be a whole number and the Committee may adopt rules for rounding and other adjustments as it deems appropriate.

         (d) The Company, during the term of this Plan, will at all times reserve and keep available, and will seek or obtain from any regulatory body having jurisdiction any requisite authority necessary to issue and to sell, the number of shares that shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed necessary by counsel for the Company for the lawful issuance and sale of Stock hereunder shall relieve the Company of any liability in respect of the failure to issue or sell Stock as to which the requisite authority has not been obtained.

                             SECTION 4. ELIGIBILITY

         Officers, other employees of the Company or its subsidiaries, Non-Employee Directors and consultants and other persons having a contractual relationship with the Company or its Subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and its Subsidiaries are eligible to be granted Stock Option and Stock Appreciation Right awards under the Plan. Subject to the power of the Committee to delegate powers as provided in Section 2, the optionees and participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each award.

                            SECTION 5. STOCK OPTIONS

         Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. No Incentive Stock Options shall be granted under the Plan after January 30, 2011.

         The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock options, or both types of options (in each case with or without Stock Appreciation Rights). To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

         Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any


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


Incentive Stock Option under Section 422 of the Code. The preceding sentence shall not preclude any modification or amendment to an outstanding Incentive Stock Option, whether or not such modification or amendment results in disqualification of such option as an Incentive Stock Option, provided the optionee consents in writing to the modification or amendment.

         Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

         (a) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant; provided, however, that in no event shall the option price per share of Stock purchasable under an Incentive Stock Option be less than 100% of the Fair Market Value of the Stock on the date of the grant of the option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or subsidiary and an Incentive Stock Option is granted to such employee, the option price shall be no less than 110% of the Fair Market Value of the Stock on the date the option is granted.

         (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

         (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times as determined by the Committee at or after grant. If the Committee provides, in its discretion, that any option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time. Installment exercise restrictions may be based upon the lapse of time, the attainment of specified performance goals, or a combination of each.

         (d) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or by any other form of legal consideration deemed sufficient by the Committee and consistent with the Plan's purpose and applicable law, including promissory notes or a properly executed exercise notice together with irrevocable instructions to a broker acceptable to the Company to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price. As determined by the Committee, in its sole discretion, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee (based on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee); provided however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares may be authorized only at the time the option is granted. No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to


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


dividends and other rights of a shareholder with respect to shares subject to the option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 10.

         (e) NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

         (f) TERMINATION BY DEATH. If an optionee's employment with the Company, a Subsidiary or a Parent Corporation terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of 90 days (or such shorter period as the Committee shall specify at grant) from the date of such death or until the expiration of the stated term of the Stock Option, whichever period is shorter.

         (g) TERMINATION BY REASON OF DISABILITY. If an optionee's employment with the Company, a Subsidiary or a Parent Corporation terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 90 days (or such shorter period as the Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the Stock Option will thereafter be treated as a Non-Qualified Stock Option.

         (h) TERMINATION BY REASON OF RETIREMENT. If an optionee's employment with the Company, a Subsidiary or a Parent Corporation terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement, but may not be exercised after 90 days (or such shorter period as Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the Stock Option will thereafter be treated as a Non-Qualified Stock Option.

         (i) OTHER TERMINATION. Unless otherwise determined by the Committee or as set forth in paragraph (k) below, if an optionee's employment with the Company, a Subsidiary or a Parent Corporation terminates for any reason other than death, Disability or Retirement, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at such termination, but may not be exercised after 90 days (or such shorter period as the Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter; provided, however, that if the optionee's employment is terminated for Cause, all rights under the Stock Option shall terminate and expire upon such termination.


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         (j) ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS.  The aggregate Fair Market
Value (determined as of the time the Option is granted) of the Common Stock with respect to which an Incentive Stock Option under this Plan or any other plan of the Company, any subsidiary or Parent Corporation is exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

         (k) EFFECT OF CERTAIN TRANSACTIONS. In the event of (i) a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of a majority of the Company's then outstanding voting common stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company's assets, or (iii) a dissolution or liquidation of the Company (any of the foregoing, a "covered transaction"), all outstanding awards requiring exercise will cease to be exercisable, and all awards to the extent not fully vested (including awards subject to performance conditions not yet satisfied or determined) will be forfeited, as of the effective time of the covered transaction; provided, however, that immediately prior to the consummation of such covered transaction the vesting or exercisability of awards shall be accelerated so that they shall be exercisable and vested in full unless, in the case of any award, the Committee or the Board provides for one or more substitute or replacement awards from, or the assumption of the existing award by, the acquiring entity (if any) or its affiliates.

         The Committee or the Board may provide in the case of any award that the provisions of the preceding paragraph shall also apply to (i) mergers or consolidations involving the Company that do not constitute a covered transaction, or (ii) other transactions, not constituting a covered transaction, that involve the acquisition of the Company's outstanding Stock.

                      SECTION 6. STOCK APPRECIATION RIGHTS

         (a) GRANT AND EXERCISE. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of the Stock Option.

         A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

         A Stock Appreciation Right may be exercised by an optionee, in accordance with paragraph (b) of this Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph (b) of this Section 6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.


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         (b) TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to applicable regulations relating to the exercise of Stock Appreciation Rights by optionees subject to reporting responsibilities under Section 16 of the Securities and Exchange Act of 1934, and to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

                  (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of
         Section 5 and this Section 6 of the Plan.

                  (ii)  Upon the  exercise  of a Stock  Appreciation  Right,  an optionee shall be entitled to receive up to, but not more than, an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

                  (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5 of the Plan.

                  (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares actually issued (if any) pursuant to exercise of the Stock Appreciation Right.

                  (v) A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

                   SECTION 7. TRANSFER, LEAVE OF ABSENCE, ETC.

              For purposes of the Plan, the following events shall not be deemed a termination of employment:

         (a) a transfer of an employee from the Company to a Parent Corporation or Subsidiary, or from a Parent Corporation or Subsidiary to the Company, or from one Subsidiary to another;

         (b) a leave of absence, approved in writing by the Committee, for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed ninety (90) days (or such longer period as the Committee may approve, in its sole discretion); and

         (c) a leave of absence in excess of ninety (90) days, approved in writing by the Committee, but only if the employee's right to re-employment is guaranteed either by a statute or by contract, and provided that, in the case of any leave of absence, the employee returns to work within 30 days after the end of such leave.


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                      SECTION 8. AMENDMENTS AND TERMINATION

         The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made (i) which would impair the rights of an optionee or participant under a Stock Option or Stock Appreciation Right or other Stock-based award theretofore granted, without the optionee's or participant's consent, or (ii) which without the approval of the shareholders of the Company would cause the Plan to no longer comply with rules promulgated by the Securities and Exchange Commission under authority granted in Section 16 of the Securities Exchange Act of 1934, as amended, Section 422 of the Code or any other regulatory requirements.

         The Committee may amend the terms of any award or option theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without his consent. The Committee may also substitute new Stock Options for previously granted options, including previously granted options having higher option prices.

                       SECTION 9. UNFUNDED STATUS OF PLAN

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

                         SECTION 10. GENERAL PROVISIONS

         (a) The Committee may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that the optionee is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         All certificates for shares of Stock delivered under the Plan pursuant to any Stock-based awards shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the securities and Exchange commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.


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         (b) Subject to paragraph (d) below,  recipients of  Stock-based  awards under the Plan (other than Stock Options) are not required to make any payment or provide consideration other than the rendering of services.

         (c) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

         (d) Each participant shall, no later than the date as of which any part of the value of an award first becomes includable as compensation in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. With respect to any award under the Plan, if the written terms of such award so permit, a participant may elect by written notice to the Company to satisfy part or all of the withholding tax requirements associated with the award by (i) authorizing the Company to retain from the number of shares of Stock that would otherwise be deliverable to the participant, or (ii) delivering to the Company from shares of Stock already owned by the participant, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the participant under this Section 10(d). Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

         (e) At the time of grant, the Committee may provide in connection with any grant made under this Plan that the shares of Stock received as a result of such grant shall be subject to a repurchase right in favor of the Company, pursuant to which the participant shall be required to offer to the Company upon termination of employment for any reason any shares that the participant acquired under the Plan, with the price being the then Fair Market Value of the Stock or, in the case of a termination for Cause, an amount equal to the cash consideration paid for the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant. The Committee may, at the time of the grant of an award under the Plan, provide the Company with the right to repurchase shares of Stock acquired pursuant to the Plan by any participant who, at any time within two years after termination of employment with the Company, directly or indirectly competes with, or is employed by a competitor of the Company.

                       SECTION 11. EFFECTIVE DATE OF PLAN

         The Plan (the pre-amended version) became effective on February 1, 2001. The Plan (as amended) shall expire (unless terminated earlier) as of January 30, 2011. The Plan was amended pursuant to the Company's Plan of Reorganization under Chapter 11 of the Bankruptcy Code (confirmed on July 21, 2004 and effective on September 3, 2004).


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